EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT ("Agreement") is made as of March 29, 2006 by and between AFG Enterprises USA, Inc. ("Company") and Benchmark Equity Group, Inc. ("BMEG"), with reference to the following facts:

      A. BMEG is the holder of that certain claim against In AFG Enterprises
(USA), Inc. ("Debtor") in the amount of approximately $313,421.44, plus accrued interest, as evidenced by the Credit Agreement, dated July 15, 2003 between BMEG (was assigned from Acclaim Financial Group Venture II, LLC) and the Company, and the related promissory note and security agreement (the "Claim"). BMEG recently purchased the Claim from Acclaim Financial Group Venture II, LLC.

      B. The Company currently has 100,440 common shares outstanding.

      C. BMEG desires to exchange the Claim for 1,008,062 common shares of the Company.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exchange of Claim: BMEG agrees to cancel the claim in full and the Company agrees to issue 1,008,062 newly issued common shares of the Company to BMEG or its designees.

2. Issuance of Shares: BMEG wishes that 1,008,062 shares to be issues as such:


--------------------------------------------------------------------------------
Magnolia Growth Trust               |     Brianna N. Delape Beehive Trust
c/o Benchmark Equity Group, Inc.    |     c/o Benchmark Equity Group, Inc.
700 Gemini, Suite 100               |     700 Gemini, Suite 100
Houston, TX 77058                   |     Houston, TX 77058
TAX ID: 20-6715257                  |     TAX ID: 20-6715284
200,000 common shares               |     100,000 common shares
                                    |
--------------------------------------------------------------------------------
Alexander C Delape Beehive Trust    |     Jeffrey W. Tomz
c/o Benchmark Equity Group, Inc.    |     c/o Benchmark Equity Group, Inc.
700 Gemini, Suite 100               |     700 Gemini, Suite 100
Houston, TX 77058                   |     Houston, TX 77058
TAX ID: 20-6715273                  |     TAX ID: ###-##-####
100,000 common shares               |     84,120 common shares
                                    |
--------------------------------------------------------------------------------
Joseph R. Rozelle                   |     Larry St. Martin
c/o Benchmark Equity Group, Inc.    |     c/o Benchmark Equity Group, Inc.
700 Gemini, Suite 100               |     700 Gemini, Suite 100
Houston, TX 77058                   |     Houston, TX 77058
TAX ID: ###-##-####                 |     TAX ID: ###-##-####
5,000 common shares                 |     10,000 common shares
                                    |
--------------------------------------------------------------------------------
Benchmark Equity Group, Inc.        |     Trident Advisors, Inc.
700 Gemini, Suite 100               |     c/o Benchmark Equity Group, Inc.
Houston, TX 77058                   |     700 Gemini, Suite 100
TAX ID: 76-0442429                  |     Houston, TX 77058
468,942 common shares               |     TAX ID: 37-1417092
                                    |     40,000 common shares
                                    |
--------------------------------------------------------------------------------


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3. Skipped

4. General Provisions:

      4.1 Parties in Interest: Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other that the parties hereto, including, without limitation.

      4.2 Further Actions: Each party agrees to execute such additional documents and to take such further actions as may be reasonably requested by the other party in order to further document or effectuate the transactions and agreements described herein.

      4.3 Captions; Construction: Captions used in the Agreement are intended for convenience of reference only. If any ambiguity or dispute arises with respect to this Agreement, the parties agree that no provision or provisions of this Agreement shall be construed against either party because that party or that party's legal counsel drafted such provision or provisions.

      4.4 Entire Agreement: This Agreement memorializes and constitutes the final expression and the complete and exclusive statement of agreement and understanding between the parties relating to the exchange transaction contemplated herein. It supersedes all prior and contemporaneous negotiations, proposed agreement and agreements, whether written or oral. Each of the parties to this Agreement acknowledges that it has not executed this Agreement in reliance upon any promise, statement, representation or warranty whatsoever, expressed or implied, which is not expressly set forth in this Agreement, nor in reliance upon any belief as to any fact which is not expressly recited herein.

      4.5 Amendments: No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

      4.6 Binding Effect: This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

      4.7 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

      4.8 Counterparts: This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (SIGNATURE PAGE TO FOLLOW)


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


IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

AFG ENTERPRISES USA, INC.


By: /s/ Joseph R. Rozelle
   ----------------------
      CEO



BENCHMARK EQUITY GROUP, INC.


By: /s/ Frank DeLape
   ----------------------
      Frank DeLape, CEO


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